Remuneration System for the Management Board and Employees of the Group - Summary of Shares, Stock Options, Convertible Bonds and Performance Shares Held by Members of Management Board and Supervisory Board (Parenthetical) (Detail)
12 Months Ended
Dec. 31, 2018
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Forfeited performance Shares result of achievement rate	63.50%
Actual performance shares result of achievement rate	1.00%